UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2022

Enact Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40399	46-1579166
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

8325 Six Forks Road
Raleigh, North Carolina 27615
(919) 846-4100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ACT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 9, 2022, the Board of Directors (the “Board”) of Enact Holdings, Inc., a Delaware Corporation (the “Corporation” or “Enact”), appointed Michael Bless to serve as a Director for a term expiring at the 2022 Annual Meeting of Stockholders. The Board also appointed Mr. Bless to serve on the Board’s Risk Committee.

Mr. Bless has served as the Special Advisor to the CEO and Board of Directors of Century Aluminum Company (Nasdaq: CENX) since July 2021. Previously Mr. Bless served as Century’s President and Chief Executive Officer from November 2011 to July 2021, along with being a member of Century’s Board of Directors from December 2012 to July 2021. Mr. Bless also served as Century’s Executive Vice President and Chief Financial Officer from 2006 to 2011. Prior to Century, Mr. Bless served as the Chief Financial Officer of Maxtor Corporation (NYSE: MXO) (2004) and Rockwell Automation, Inc. (NYSE: ROK) (2001 to 2004), and in several other leadership positions with Rockwell from 1997 to 2001. Mr. Bless also serves as an independent director of CAN Financial Corporation (NYSE: CAN), where he has been chair of the Compensation Committee since 2017. He also served as an independent director of Simpson Manufacturing Company (NYSE: SSD) from 2017 to 2021. Mr. Bless began his career as an investment banker with Dillon, Read & Co., Inc. from 1987 to 1997. He holds an A.B. degree in history from Princeton University.

Item 7.01	Regulation FD Disclosure
On March 10, 2022, Enact issued a press release announcing the Board’s appointment of Mr. Bless. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by Enact under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.
The following materials are exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release dated March 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENACT HOLDINGS, INC.

Dated: March 10, 2022	By:	/s/ Hardin Dean Mitchell
Hardin Dean Mitchell
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

3